Employee Benefit Plan, Fair Value and NAV	12 Months Ended
Dec. 31, 2025
EBP 401K
EBP, Investment, Fair Value and NAV [Line Items]
EBP, Investment, Fair Value and NAV	Fair Value Measurements
The fair value of an asset or liability is the price that would be received to sell the asset or paid to transfer the liability in an orderly transaction in the principal market (or, in the absence of a principal market, the most advantageous market) at the measurement date. Accounting Standards Codification (“ASC”) Topic 820 “Fair Value Measurements and Disclosures” establishes a fair value hierarchy that prioritizes the inputs used in valuation techniques. The hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The fair value hierarchy includes (i) Level 1 inputs that are unadjusted quoted prices in active markets for identical assets or liabilities, (ii) Level 2 inputs that are inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly, and (iii) Level 3 inputs that are unobservable inputs for determining the fair values of assets or liabilities that reflect assumptions that market participants would use in pricing the assets or liabilities.
All investments held by the Plan during the reported periods, as summarized in the table below, are classified as Level 1 within the fair value hierarchy, as their fair values are based on quoted prices in active markets.

	December 31,
	2025	2024
Common stock	$341,230	$378,145
Mutual funds	936,681	815,929
Total investments	$1,277,911	$1,194,074